LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Lincoln Hedged S&P 500 Fund

Lincoln Hedged S&P 500 Conservative Fund

Supplement Dated November 13, 2023

to the Summary and Statutory Prospectuses dated August 18, 2023

This Supplement updates certain information in the Summary and Statutory Prospectuses for the Lincoln Hedged S&P 500 Fund and the Lincoln Hedged S&P 500 Conservative Fund (the “Funds”). You may obtain copies of the Funds’ Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Fund’s contractual advisory fee waivers and expense reimbursements will continue through at least April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser. Accordingly, effective immediately, the Funds’ Annual Fund Operating Expenses table footnote in the Fees and Expenses section of the Summary and Statutory Prospectuses is revised as follows:

2

Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE